UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2011

Independence Bancshares, Inc.

(Exact name of registrant

as specified in its charter)

South Carolina	333-121485	20-1734180
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

500 East Washington Street, Greenville, South Carolina, 29601

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (864) 672-1776

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 9, 2011, Independence Bancshares, Inc. (the “Company”) and its subsidiary, Independence National Bank (the “Bank”), promoted Kimberly D. Barrs, Controller of the Company and the Bank, to Acting Chief Financial Officer of the Company and the Bank.  Ms. Barrs will also serve as the principal accounting officer of the Company and the Bank.

Ms. Barrs, age 38, has over 15 years of banking and public accounting experience.  She has served as the Company’s and the Bank’s Controller since January 2008.  Previously, Ms. Barrs served as the Company’s and the Bank’s Chief Financial Officer from 2004 (inception) until January 2008.  Prior to joining the Company and the Bank, Ms. Barrs served as the Chief Financial Officer for First National Bank of the Carolinas in Gaffney, South Carolina.  She also previously served community banks in the State of South Carolina as an audit senior manager with KPMG LLP.  Ms. Barrs is a graduate of Bob Jones University, where she earned a Bachelor of Science in Accounting.  She is also a licensed Certified Public Accountant in South Carolina.

Ms. Barrs is not under a written employment agreement with the Company or the Bank.  Her base salary will be adjusted accordingly due to the increased hours she will work as a result of this promotion, and she will be entitled to participate in retirement benefit plans and programs of the Company and the Bank generally available to full-time employees.

As previously disclosed in the Company’s Current Report on Form 8-K filed on June 13, 2011, Katie N. Tuttle resigned as Executive Vice President and Chief Financial Officer of the Company and the Bank, effective on or around July 15, 2011.

Item 5.03                     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 12, 2011, Independence Bancshares, Inc. (the “Company”) filed with the Secretary of State of South Carolina Articles of Amendment to the Company’s Articles of Incorporation, which effected an increase in the number of authorized shares of the Company’s common stock from 10,000,000 shares to 100,000,000 shares. A copy of the Articles of Amendment is included as Exhibit 3.1 to this report and is incorporated by reference herein.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Item Number	Exhibit
3.1	Articles of Amendment to the Articles of Incorporation of Independence Bancshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE BANCSHARES, INC.

		By:	/s/ Lawrence R. Miller
		Name:	Lawrence R. Miller
		Title:	Chief Executive Officer

Dated:	August 15, 2011

INDEX TO EXHIBITS

Item Number	Exhibit

3.1	Articles of Amendment to the Articles of Incorporation of Independence Bancshares, Inc.